Commitments and Contingencies (Tables)	9 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Schedule of major contractual obligations

(amounts in thousands)	Less than 1-year		1-2 years	Thereafter	Total

Debt obligations*	25,000	*	—	—	25,000	*
Land and lease payment**	336		609	582	1,527

*Assumes the Company’s prepayment of the Karlsson Note on March 10, 2014 for the discounted payment amount of $25.0 million and the simultaneous extinguishment of the Apollo Notes for shares of our common stock. If we are unable to pay the $25.0 million discounted amount on the Karlsson Note by March 10, 2014, the entire undiscounted amount then owing under the Karlsson Note as well as the amounts then owing under the Apollo Notes would become immediately due and payable, totaling $159.1 million as of that date.

** Amounts may change in the future as mineral leases are converted to mining leases.